SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported September 4, 2007)

NOMURA ASSET ACCEPTANCE CORPORATION, ALTERNATIVE LOAN TRUST, SERIES 2007-3
 (Exact name of issuing entity as specified in its charter)

NOMURA ASSET ACCEPTANCE CORPORATION
(Exact name of depositor as specified in its charter)

NOMURA CREDIT & CAPITAL, INC.
(Exact name of sponsor as specified in its charter)

Delaware	333-132108-10	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02 Change of Servicer or Trustee

On July 10, 2007, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2007-3, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2007 (the “Agreement”), among Nomura Asset Acceptance Corporation, as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), Wells Fargo Bank, National Association., as master servicer and securities administrator (the “Master Servicer and Securities Administrator”), GMAC Mortgage Corporation, as a servicer (“GMAC”) and HSBC Bank USA, National Association, as trustee (the “Trustee”), which Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities and Exchange Commission (“SEC”) on August 3, 2007.   Further, the Depositor, the Sponsor, the Master Servicer and Securities Administrator, Wells Fargo Bank, National Association (“Wells Fargo”), GMAC and the Trustee entered into a Servicer Appointment, Assumption and Amendment Agreement to the Agreement (the “Amendment”), dated as of August 1, 2007, which agreement was the subject of, and an exhibit to, a Form 8-K filed with the SEC on August 6, 2007 by which Wells Fargo was appointed as a successor servicer under the Agreement.

The Sponsor, as owner of the Mortgage Loans sold to the trust fund, retained certain rights relating to the servicing of the Mortgage Loans, including the right to terminate and replace GMAC at any time, without cause.  As of September 4, 2007, the Sponsor sold the servicing rights with respect to certain Mortgage Loans attached as an exhibit hereto to Wells Fargo and this filing reflects the appointment of Wells Fargo as the successor servicer of such Mortgage Loans.

Item 9.01  Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1
Schedule of Mortgage Loans transferred from GMAC to Wells Fargo pursuant to the Servicer Appointment, Assumption and Amendment Agreement, dated as of August 1, 2007, to the Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator, GMAC and the Trustee on September 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 7, 2007

NOMURA ASSET ACCEPTANCE CORPORATION

By:	/s/ N. Dante LaRocca
Name:	N. Dante LaRocca
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Schedule of Mortgage Loans transferred from GMAC to Wells Fargo pursuant to the Servicer Appointment, Assumption and Amendment Agreement, dated as of August 1, 2007, to the Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Sponsor, the Depositor, the Master Servicer and Securities Administrator, GMAC and the Trustee on September 4, 2007.	7

EXHIBIT 4.1